Ivy Funds

Supplement dated January 2, 2014 to the

Ivy Funds Prospectus dated July 31, 2013

and as supplemented October 2, 2013, November 6, 2013, November 21, 2013 and November 25, 2013

The following replaces the “Portfolio Managers” section on page 18 of the Ivy Funds Prospectus for Ivy Micro Cap Growth Fund:

Portfolio Managers

The WSA Investment Team is primarily responsible for the day-to-day management of the Fund. The WSA Investment Team consists of Paul J. Ariano, Senior Vice President of WSA, Paul K. LeCoq, Senior Vice President of WSA, Luke A. Jacobson, Vice President of WSA, and Alexis C. Waadt, Vice President of WSA. They have each co-managed the Fund since its inception in February 2009, except for Mr. Jacobson who became a co-manager in January 2012 and Ms. Waadt who became a co-manager in January 2013.

The following replaces the “Portfolio Managers” section on page 149 of the Ivy Funds Prospectus for Ivy Real Estate Securities Fund:

Portfolio Managers

Matthew K. Richmond, Vice President and Portfolio Manager of Advantus Capital, has managed the Fund since January 2014 and Lowell R. Bolken, Vice President and Portfolio Manager of Advantus Capital, has managed the Fund since April 2006.

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Micro Cap Growth Fund on page 203 of the Ivy Funds Prospectus:

Ivy Micro Cap Growth Fund: The WSA Investment Team is primarily responsible for the day-to-day management of Ivy Micro Cap Growth Fund. The WSA Investment Team consists of Paul J. Ariano, Paul K. LeCoq, Luke A. Jacobson and Alexis C. Waadt. They have held their responsibilities for the Fund since its inception, except for Mr. Jacobson who became a co-manager in January 2012 and Ms. Waadt who became a co-manager in January 2013. Messrs. Ariano and LeCoq each assumed their management responsibilities within the WSA Investment Team in January 2005, when they began co-managing another fund, Ivy Funds VIP Micro Cap Growth, a fund whose investment manager is WRIMCO, an affiliate of IICO. Mr. Ariano joined the firm in 1995 as an analyst and has been co-managing portfolios for the last several years. Mr. Ariano earned a BBA, Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Ariano is a CFA Charter holder. Mr. LeCoq joined the firm in 1999. He earned a BA in Economics from Pacific Lutheran University and an MBA in Finance from the University of Chicago. Mr. Jacobson assumed his management responsibilities for the Fund in January 2012. He joined the firm in 2004. Mr. Jacobson earned a BS in Finance from the University of Missouri and is a CFA Charter holder. Ms. Waadt joined the firm in February 1997. She earned a BA in Economics from the University of California, San Diego and an MBA in Finance at San Diego State University.

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Real Estate Securities Fund on page 204 of the Ivy Funds Prospectus:

Ivy Real Estate Securities Fund: Matthew K. Richmond and Lowell R. Bolken are primarily responsible for the day-to-day management of Ivy Real Estate Securities Fund. Messrs. Richmond and Bolken are also primarily responsible for the day-to-day management of Ivy Funds VIP Real Estate Securities, whose investment manager is WRIMCO. Mr. Richmond has held his Fund responsibilities since January 2014. He has been a Vice President and Portfolio Manager with Advantus Capital since December 2013. Most recently, Mr. Richmond served as Director of Real Estate Securities Portfolio Management for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors, a position he held since 2000. He received a BS in Finance from the University of Nebraska and an MBA in Finance from the University of Iowa.

Mr. Bolken has held his Fund responsibilities for Ivy Real Estate Securities Fund since April 2006. He has been a Portfolio Manager with Advantus Capital since September 2005. From April 2001 to September 2005, he was Managing Director and Manager, Corporate Bond Research, Dain Rauscher, Inc.

The following is added before the second to last sentence in the last paragraph of the “Your Account — Exchange Privileges” section on page 224 of the Ivy Funds Prospectus:

In addition, each Fund within Ivy Funds may also be sold in Guam.

Supplement	Prospectus	1